UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21734

Registrant Name:	PIMCO Global StocksPlus® & Income Fund

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	Trent W. Walker
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	June 30

Date of Reporting Period:	March 31, 2018

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

March 31, 2018 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 121.4% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 1.7%
Beacon Roofing Supply, Inc.
3.936% (LIBOR03M + 2.250%) due 01/02/2025 ~		$10	$10
Caesars Resort Collection LLC
4.627% (LIBOR03M + 2.750%) due 12/22/2024 ~		100	101
Centene Corp.
TBD% due 09/13/2018		300	300
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021		70	72
Frontier Communications Corp.
5.630% (LIBOR03M + 3.750%) due 06/15/2024 ~		99	98
iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(e)		1,400	1,119
MH Sub LLC
5.527% (LIBOR03M + 3.750%) due 09/13/2024 ~		20	20
Multi Color Corp.
4.127% (LIBOR03M + 2.250%) due 10/31/2024 ~		3	3
Sequa Mezzanine Holdings LLC
7.071% (LIBOR03M + 5.000%) due 11/28/2021 ~		40	40
10.752% (LIBOR03M + 9.000%) due 04/28/2022 ~		120	122
Sinclair Broadcast Group, Inc.
TBD% due 12/12/2024		100	101
West Corp.
5.877% (LIBOR03M + 4.000%) due 10/10/2024 ~		9	9

Total Loan Participations and Assignments (Cost $2,128)			1,995

CORPORATE BONDS & NOTES 39.5%
BANKING & FINANCE 20.3%
AGFC Capital Trust
3.472% (US0003M + 1.750%) due 01/15/2067 ~(m)		1,000	535
Ambac Assurance Corp.
5.100% due 06/07/2020		13	17
Ambac LSNI LLC
6.811% due 02/12/2023 ~		60	61
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	500	722
Assurant, Inc.
4.200% due 09/27/2023		$10	10
Athene Holding Ltd.
4.125% due 01/12/2028		10	10
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		30	30
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)	EUR	400	534
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)		700	263
Bank of America Corp.
5.875% due 03/15/2028 •(i)		$83	84
Barclays Bank PLC
14.000% due 06/15/2019 •(i)	GBP	100	158
Barclays PLC
6.500% due 09/15/2019 •(i)(j)	EUR	600	786
7.875% due 09/15/2022 •(i)(m)	GBP	1,250	1,915
Brookfield Finance, Inc.
3.900% due 01/25/2028		$18	17
4.700% due 09/20/2047		16	15
CIT Group, Inc.
4.125% due 03/09/2021		12	12
5.250% due 03/07/2025		10	10
Credit Agricole S.A.
7.500% due 06/23/2026 •(i)(m)	GBP	400	649
7.875% due 01/23/2024 •(i)		$200	218
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	6	7
Exeter Finance Corp.
9.750% due 05/20/2019 «		$900	880
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022		12	12
HSBC Holdings PLC
6.000% due 09/29/2023 •(i)	EUR	200	283
Hunt Cos., Inc.
6.250% due 02/15/2026		$6	6

iStar, Inc.
4.625% due 09/15/2020		3	3
5.250% due 09/15/2022		10	10
Jefferies Finance LLC
7.500% due 04/15/2021		967	983
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		14	14
Life Storage LP
3.875% due 12/15/2027		6	6
Lloyds Banking Group PLC
7.625% due 06/27/2023 •(i)(j)(m)	GBP	1,600	2,513
LoanCore Capital Markets LLC
6.875% due 06/01/2020		$1,400	1,418
MetLife, Inc.
5.875% due 03/15/2028 •(i)		30	31
Nationwide Building Society
10.250% ~(i)	GBP	10	2,294
Navient Corp.
5.875% due 03/25/2021		$531	545
6.500% due 06/15/2022		16	16
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		10	10
Physicians Realty LP
3.950% due 01/15/2028		12	11
Pinnacol Assurance
8.625% due 06/25/2034 «(k)		1,100	1,193
Provident Funding Associates LP
6.375% due 06/15/2025		6	6
Rio Oil Finance Trust
9.250% due 07/06/2024		1,603	1,748
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)(m)		1,730	1,803
8.000% due 08/10/2025 •(i)(j)		300	330
8.625% due 08/15/2021 •(i)(j)		200	218
Santander Holdings USA, Inc.
3.400% due 01/18/2023		12	12
4.400% due 07/13/2027		4	4
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)	GBP	450	687
7.375% due 06/24/2022 •(i)(m)		1,100	1,684
Starwood Property Trust, Inc.
4.750% due 03/15/2025		$14	14
Stichting AK Rabobank Certificaten
6.500% (i)	EUR	140	211
STORE Capital Corp.
4.500% due 03/15/2028		$8	8
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (h)		337	83
Vici Properties LLC
8.000% due 10/15/2023		373	415

			23,504

INDUSTRIALS 16.0%
Air Canada Pass-Through Trust
3.700% due 07/15/2027		4	4
Altice Financing S.A.
7.500% due 05/15/2026		800	786
Altice France S.A.
7.375% due 05/01/2026 (m)		1,327	1,269
American Woodmark Corp.
4.875% due 03/15/2026		2	2
Andeavor Logistics LP
3.500% due 12/01/2022		2	2
4.250% due 12/01/2027		4	4
Anheuser-Busch InBev Worldwide, Inc.
4.000% due 04/13/2028 (c)		21	21
4.375% due 04/15/2038 (c)		20	20
4.600% due 04/15/2048 (c)		17	18
4.750% due 04/15/2058 (c)		26	27
Aramark Services, Inc.
5.000% due 02/01/2028		8	8
Ball Corp.
4.875% due 03/15/2026		14	14
Berry Global, Inc.
4.500% due 02/15/2026		14	13
Campbell Soup Co.
2.645% due 03/16/2020 ~		30	30
2.775% due 03/15/2021 ~		20	20
3.300% due 03/15/2021		20	20
3.650% due 03/15/2023		30	30
3.950% due 03/15/2025		20	20
4.150% due 03/15/2028		30	30
4.800% due 03/15/2048		10	10
Charles River Laboratories International, Inc.
5.500% due 04/01/2026 (c)		6	6

Charter Communications Operating LLC
4.200% due 03/15/2028		27	26
Cheniere Energy Partners LP
5.250% due 10/01/2025		5	5
Chesapeake Energy Corp.
4.970% (US0003M + 3.250%) due 04/15/2019 ~		10	10
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		6	6
Community Health Systems, Inc.
5.125% due 08/01/2021		450	421
6.250% due 03/31/2023		700	648
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^(e)		470	0
Coty, Inc.
6.500% due 04/15/2026 (c)		20	20
Crown Americas LLC
4.750% due 02/01/2026		10	10
CVS Health Corp.
2.687% due 03/09/2020 ~		20	20
3.125% due 03/09/2020		40	40
3.350% due 03/09/2021		30	30
3.700% due 03/09/2023		100	100
4.100% due 03/25/2025		60	60
4.300% due 03/25/2028		80	81
4.780% due 03/25/2038		20	20
5.050% due 03/25/2048		30	32
CVS Pass-Through Trust
5.880% due 01/10/2028		461	492
DAE Funding LLC
4.000% due 08/01/2020		10	10
Discovery Communications LLC
3.950% due 03/20/2028		9	9
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (m)		1,170	1,170
EI Group PLC
6.875% due 05/09/2025	GBP	10	16
Ensco PLC
7.750% due 02/01/2026		$2	2
Exela Intermediate LLC
10.000% due 07/15/2023		23	23
Fresh Market, Inc.
9.750% due 05/01/2023 (m)		1,200	702
Full House Resorts, Inc.
8.575% due 01/31/2024 «		100	97
Harland Clarke Holdings Corp.
8.375% due 08/15/2022		8	8
HCA, Inc.
7.500% due 11/15/2095		300	297
Hologic, Inc.
4.375% due 10/15/2025		4	4
iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(e)		86	69
9.000% due 03/01/2021 ^(e)		750	596
9.000% due 09/15/2022 ^(e)		1,000	795
Ingevity Corp.
4.500% due 02/01/2026		10	10
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		200	162
7.250% due 10/15/2020 (m)		1,768	1,644
9.750% due 07/15/2025		23	22
Intelsat Luxembourg S.A.
6.750% due 06/01/2018		390	388
7.750% due 06/01/2021		1,310	727
8.125% due 06/01/2023		54	26
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		2,990	2,960
IRB Holding Corp.
6.750% due 02/15/2026		4	4
Kinder Morgan, Inc.
7.750% due 01/15/2032		300	384
Live Nation Entertainment, Inc.
5.625% due 03/15/2026		4	4
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		134	105
Meredith Corp.
6.875% due 02/01/2026		10	10
Netflix, Inc.
4.875% due 04/15/2028		6	6
Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/30/2018 (h)(i)		322	9
OGX Austria GmbH
8.375% due 04/01/2022 ^(e)		2,050	0
8.500% due 06/01/2018 ^(e)		1,400	0
OI European Group BV
4.000% due 03/15/2023		5	5

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		16	15
4.500% due 03/15/2023		32	30
5.250% due 08/15/2022		3	3
5.500% due 02/15/2024		8	8
Petroleos Mexicanos
6.500% due 03/13/2027		50	53
6.750% due 09/21/2047		30	30
PetSmart, Inc.
5.875% due 06/01/2025		22	16
Pisces Midco, Inc.
8.000% due 04/15/2026 (c)		38	38
Pitney Bowes, Inc.
4.700% due 04/01/2023		8	8
QVC, Inc.
5.950% due 03/15/2043		200	195
Radiate Holdco LLC
6.875% due 02/15/2023		10	10
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		2	2
Safeway, Inc.
7.250% due 02/01/2031		350	285
Scientific Games International, Inc.
5.000% due 10/15/2025		2	2
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		12	12
Standard Industries, Inc.
4.750% due 01/15/2028		22	21
Sunoco LP
4.875% due 01/15/2023		16	15
T-Mobile USA, Inc.
4.750% due 02/01/2028		10	10
Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	100	124
Transcontinental Gas Pipe Line Co. LLC
4.600% due 03/15/2048		$6	6
Tronox, Inc.
6.500% due 04/15/2026 (c)		12	12
UAL Pass-Through Trust
6.636% due 01/02/2024		1,211	1,271
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	611	954
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		$17	18
7.000% due 03/15/2024		33	35
9.250% due 04/01/2026		6	6
ViaSat, Inc.
5.625% due 09/15/2025		18	17
Viking Cruises Ltd.
5.875% due 09/15/2027		6	6
VOC Escrow Ltd.
5.000% due 02/15/2028		16	15
Western Digital Corp.
4.750% due 02/15/2026		56	56
Westmoreland Coal Co.
8.750% due 01/01/2022 (m)		1,755	623
Wyndham Hotels & Resorts, Inc.
5.375% due 04/15/2026 (c)		6	6

			18,541

UTILITIES 3.2%
AT&T, Inc.
2.850% due 02/14/2023		40	40
3.400% due 08/14/2024		80	80
3.900% due 08/14/2027		70	71
4.900% due 08/14/2037		72	73
5.150% due 02/14/2050		110	111
5.300% due 08/14/2058		32	32
Calpine Corp.
5.250% due 06/01/2026		4	4
Frontier Communications Corp.
8.500% due 04/01/2026		20	19
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		262	256
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (d)		419	215
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		670	648
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (d)		583	173
Petrobras Global Finance BV
5.299% due 01/27/2025		5	5
5.999% due 01/27/2028		30	30
6.125% due 01/17/2022		78	84
6.750% due 01/27/2041 (m)		640	626

6.850% due 06/05/2115	158	150
7.375% due 01/17/2027	161	175
Sprint Capital Corp.
6.900% due 05/01/2019	52	54
Sprint Communications, Inc.
7.000% due 08/15/2020 (m)	750	782
Sprint Corp.
7.625% due 03/01/2026	55	54

		3,682

Total Corporate Bonds & Notes (Cost $48,434)		45,727

CONVERTIBLE BONDS & NOTES 0.5%
INDUSTRIALS 0.5%
DISH Network Corp.
3.375% due 08/15/2026	600	579

Total Convertible Bonds & Notes (Cost $600)		579

MUNICIPAL BONDS & NOTES 2.0%
ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	40	44
7.750% due 01/01/2042	70	76
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	10	11
7.350% due 07/01/2035	5	6
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	35	33

		170

WEST VIRGINIA 1.9%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	8,800	533
7.467% due 06/01/2047	1,650	1,640

		2,173

Total Municipal Bonds & Notes (Cost $2,173)		2,343

U.S. GOVERNMENT AGENCIES 4.7%
Fannie Mae
4.179% (- 1.0*LIBOR01M + 6.050%) due 03/25/2037 ~(a)	364	44
4.279% (- 1.0*LIBOR01M + 6.150%) due 11/25/2039 ~(a)	318	44
4.429% (- 1.0*LIBOR01M + 6.300%) due 01/25/2038 ~(a)	477	57
4.509% (- 1.0*LIBOR01M + 6.380%) due 03/25/2037 ~(a)	403	56
4.529% (- 1.0*LIBOR01M + 6.400%) due 12/25/2037 ~(a)	505	59
4.539% (- 1.0*LIBOR01M + 6.410%) due 06/25/2037 ~(a)	181	18
4.569% (- 1.0*LIBOR01M + 6.440%) due 04/25/2037 ~(a)	337	47
4.579% (- 1.0*LIBOR01M + 6.450%) due 04/25/2037 ~(a)(m)	982	151
4.729% (- 1.0*LIBOR01M + 6.600%) due 11/25/2035 ~(a)	146	16
4.929% (- 1.0*LIBOR01M + 6.800%) due 11/25/2036 ~(a)(m)	1,941	322
5.329% (- 1.0*LIBOR01M + 7.200%) due 02/25/2037 ~(a)	318	48
5.422% (US0001M + 3.550%) due 07/25/2029 ~	170	185
7.000% due 12/25/2023	94	101
7.500% due 06/01/2032	42	44
7.622% (US0001M + 5.750%) due 07/25/2029 ~	220	257
7.800% due 06/25/2026 ~	3	3
10.467% due 12/25/2042 ~	71	79
11.580% (- 1.4*LIBOR01M + 14.200%) due 08/25/2022 ~	98	113
Freddie Mac
0.000% due 04/25/2045 - 08/25/2046 (b)(h)	2,430	1,865
0.000% due 04/25/2046 (b)(h)(m)	1,033	870
0.100% due 02/25/2046 - 08/25/2046 (a)	26,479	69
0.200% due 04/25/2045 (a)	1,129	2
0.680% due 10/25/2020 ~(a)	10,086	142
4.663% (- 1.0*LIBOR01M + 6.440%) due 03/15/2037 ~(a)	699	99
4.793% (- 1.0*LIBOR01M + 6.570%) due 09/15/2036 ~(a)	409	57
4.803% (- 1.0*LIBOR01M + 6.580%) due 09/15/2036 ~(a)(m)	934	125
7.000% due 08/15/2023	4	4
7.022% (US0001M + 5.150%) due 10/25/2029 ~	500	565

Total U.S. Government Agencies (Cost $5,546)		5,442

U.S. TREASURY OBLIGATIONS 0.9%
U.S. Treasury Notes
1.500% due 08/31/2018 (o)(q)	1,000	998

Total U.S. Treasury Obligations (Cost $996)		998

NON-AGENCY MORTGAGE-BACKED SECURITIES 38.9%
Banc of America Alternative Loan Trust
12.823% (- 2.2*US0001M + 16.940%) due 09/25/2035 ^~(m)	1,448	1,653
Banc of America Funding Trust
3.203% due 12/20/2034 ~	342	286
3.946% due 03/20/2036 ~	484	468
5.846% due 01/25/2037 ^~	217	202
Banc of America Merrill Lynch Commercial Mortgage, Inc.
5.768% due 03/11/2041 ~	1,608	1,626
Banc of America Mortgage Trust
6.000% due 07/25/2046 ^	2	2
Bear Stearns Adjustable Rate Mortgage Trust
3.724% due 07/25/2036 ^~	324	313
Bear Stearns ALT-A Trust
3.259% due 04/25/2035 ~	232	217
3.523% due 11/25/2035 ^~	155	136
3.589% due 09/25/2035 ~	152	135
Bear Stearns Asset-Backed Securities Trust
17.344% (- 3.286*US0001M + 23.493%) due 03/25/2036 ^~(m)	1,727	1,622
Bear Stearns Commercial Mortgage Securities Trust
5.760% due 04/12/2038 ~	40	31
6.086% due 02/11/2041 ~	758	756
Bear Stearns Structured Products, Inc. Trust
3.319% due 12/26/2046 ~	364	321
3.633% due 01/26/2036 ~	807	720
BRAD Resecuritization Trust
2.184% due 03/12/2021 «	1,721	81
6.550% due 03/12/2021 «	322	323
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^	457	386
CD Mortgage Trust
5.688% due 10/15/2048	1,660	829
Chevy Chase Funding LLC Mortgage-Backed Certificates
2.172% (US0001M + 0.300%) due 08/25/2035 ~	120	118
2.552% (US0001M + 0.680%) due 10/25/2034 ~	9	8
Citigroup Commercial Mortgage Trust
5.612% due 12/10/2049 ~	956	735
Citigroup Mortgage Loan Trust
3.767% due 11/25/2035 ~	1,785	1,242
3.877% due 03/25/2037 ^~(m)	417	353
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049 ~	171	101
Commercial Mortgage Loan Trust
6.034% due 12/10/2049 ~	591	365
Commercial Mortgage Trust
0.130% due 10/10/2046 ~(a)	77,000	576
5.505% due 03/10/2039 ~	313	243
5.658% due 06/10/2046 ~	204	155
6.126% due 07/10/2046 ~	760	788
Countrywide Alternative Loan Trust
2.112% (US0001M + 0.240%) due 12/25/2046 ^~	143	89
2.222% (US0001M + 0.350%) due 05/25/2036 ^~	1,778	998
2.532% (US0001M + 0.660%) due 10/25/2035 ~(m)	854	721
3.383% due 10/25/2035 ^~	162	141
3.683% due 02/25/2037 ^~	206	201
5.279% (- 1.0*US0001M + 7.150%) due 07/25/2036 ~(a)	1,286	337
5.500% due 08/25/2034 (m)	437	439
5.500% due 02/25/2036 ^	24	22
6.250% due 09/25/2034	72	73
14.653% (- 2.75*US0001M + 19.800%) due 07/25/2035 ~(m)	959	1,103
Countrywide Home Loan Mortgage Pass-Through Trust
2.112% (US0001M + 0.240%) due 03/25/2036 ~	189	181
2.652% (US0001M + 0.780%) due 02/25/2035 ~	115	111
3.120% due 03/25/2037 ^~	389	311
3.281% due 10/20/2035 ^~	135	117
3.351% due 10/20/2035 ~	349	309
3.412% due 08/25/2034 ~	190	185
3.462% (US0012M + 1.750%) due 02/20/2036 ^~	679	181
3.536% due 10/20/2035 ^~	162	150
5.500% due 08/25/2035 ^	31	28
Credit Suisse Commercial Mortgage Trust
5.686% due 02/15/2039 ~	130	130
5.869% due 09/15/2040 ~	472	459
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 11/25/2036	256	239
DBUBS Mortgage Trust
4.652% due 11/10/2046	700	526
First Horizon Alternative Mortgage Securities Trust
3.456% due 11/25/2036 ^~(m)	411	339
First Horizon Mortgage Pass-Through Trust
3.657% due 01/25/2037 ^~(m)	697	642
GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~	1,700	1,716

GMAC Mortgage Corp. Loan Trust
4.125% due 06/25/2034 ~		65	64
GS Mortgage Securities Trust
5.622% due 11/10/2039		188	177
6.052% due 08/10/2043 ~(m)		730	740
GSR Mortgage Loan Trust
3.643% due 04/25/2035 ~		304	303
3.854% due 05/25/2035 ~		84	78
5.500% due 06/25/2036 ^		9	17
HarborView Mortgage Loan Trust
2.408% (US0001M + 0.600%) due 04/19/2034 ~		25	24
3.015% due 11/19/2034 ~		138	123
3.700% due 08/19/2036 ^~		18	16
3.869% due 02/25/2036 ^~		38	29
HSI Asset Loan Obligation Trust
3.631% due 01/25/2037 ^~		334	290
IndyMac Mortgage Loan Trust
2.142% (LIBOR01M + 0.270%) due 06/25/2037 ^~		1,307	1,009
2.432% (US0001M + 0.560%) due 03/25/2035 ~		35	34
3.100% due 06/25/2037 ^~(m)		596	522
JPMBB Commercial Mortgage Securities Trust
0.154% due 11/15/2045 ~(a)		76,047	1,200
JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		700	514
JPMorgan Mortgage Trust
3.558% due 04/25/2037 ^~(m)		741	673
5.500% due 01/25/2036 ^		58	53
5.500% due 06/25/2037 ^		33	32
MASTR Adjustable Rate Mortgages Trust
3.584% due 11/25/2035 ^~		706	592
3.695% due 10/25/2034 ~		210	198
Merrill Lynch Alternative Note Asset Trust
1.942% (US0001M + 0.070%) due 01/25/2037 ~		862	437
Merrill Lynch Mortgage Trust
5.810% due 06/12/2050 ~(m)		1,600	1,618
Morgan Stanley Capital Trust
5.993% due 06/11/2049 ~		209	212
Motel 6 Trust
8.703% due 08/15/2019 ~(m)		1,580	1,603
Opteum Mortgage Acceptance Corp. Trust
2.142% (US0001M + 0.270%) due 07/25/2036 ~		280	187
Prime Mortgage Trust
4.679% (- 1.0*US0001M + 6.550%) due 11/25/2036 ~(a)		3,233	222
Provident Funding Mortgage Loan Trust
3.701% due 10/25/2035 ~		85	85
RBSSP Resecuritization Trust
5.000% due 09/26/2036 ~		2,189	1,818
Residential Accredit Loans, Inc. Trust
3.829% due 12/26/2034 ^~		241	200
4.467% due 01/25/2036 ^~		861	748
6.000% due 09/25/2035 (m)		423	304
6.000% due 08/25/2036 ^		286	263
Residential Asset Mortgage Products Trust
7.500% due 12/25/2031		94	93
Structured Adjustable Rate Mortgage Loan Trust
2.683% (12MTA + 1.400%) due 05/25/2035 ^~(m)		1,868	1,562
3.563% due 01/25/2036 ^~		375	294
3.595% due 04/25/2036 ^~		396	357
3.640% due 09/25/2036 ^~		346	274
4.056% due 09/25/2035 ~		86	70
Structured Asset Mortgage Investments Trust
2.102% (US0001M + 0.230%) due 02/25/2036 ~		432	394
2.152% (US0001M + 0.280%) due 02/25/2036 ^~		327	312
Suntrust Adjustable Rate Mortgage Loan Trust
3.778% due 01/25/2037 ^~		124	118
Theatre Hospitals PLC
3.521% (BP0003M + 3.000%) due 10/15/2031 ~(m)	GBP	981	1,345
WaMu Mortgage Pass-Through Certificates Trust
3.254% due 12/25/2036 ^~(m)		$451	434
3.396% due 07/25/2037 ^~		118	110
Washington Mutual Mortgage Pass-Through Certificates Trust
2.053% (12MTA + 0.770%) due 04/25/2047 ^~		178	6
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 03/25/2037 ^		222	222
Wells Fargo-RBS Commercial Mortgage Trust
0.335% due 12/15/2046 ~(a)		30,000	502

Total Non-Agency Mortgage-Backed Securities (Cost $39,140)			45,017

ASSET-BACKED SECURITIES 7.5%
Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	250	274
Apidos CLO
0.000% due 07/22/2026 ~		$500	302
Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036 ^(m)		629	394

Belle Haven ABS CDO Ltd.
1.946% (LIBOR03M + 0.250%) due 07/05/2046 ~		34,966	427
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		1,421	589
Carrington Mortgage Loan Trust
2.022% (US0001M + 0.150%) due 08/25/2036 ~		100	84
Citigroup Mortgage Loan Trust
2.032% (US0001M + 0.160%) due 12/25/2036 ~(m)		1,646	1,088
2.032% (US0001M + 0.160%) due 01/25/2037 ~		192	120
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		412	269
Countrywide Asset-Backed Certificates
2.972% (US0001M + 1.100%) due 09/25/2034 ~		87	85
EMC Mortgage Loan Trust
2.561% (LIBOR01M + 0.470%) due 05/25/2039 ~		197	188
Lehman XS Trust
4.864% due 05/25/2037 ^		180	179
5.420% due 11/25/2035 ^		80	80
Morgan Stanley ABS Capital, Inc. Trust
1.932% (US0001M + 0.060%) due 05/25/2037 ~		95	87
Residential Asset Mortgage Products Trust
5.572% due 06/25/2032 ~		65	66
Soundview Home Loan Trust
1.932% (US0001M + 0.060%) due 11/25/2036 ~		194	91
South Coast Funding Ltd.
1.964% (LIBOR03M + 0.260%) due 01/06/2041 ~		465	123
1.964% (LIBOR03M + 0.260%) due 01/06/2041 ~(m)		13,099	3,454
Structured Asset Securities Corp. Mortgage Loan Trust
2.172% (US0001M + 0.300%) due 06/25/2035 ~		312	294
Symphony CLO Ltd.
6.322% (US0003M + 4.600%) due 07/14/2026 ~		400	398
Washington Mutual Asset-Backed Certificates Trust
1.932% (US0001M + 0.060%) due 10/25/2036 ~		108	59

Total Asset-Backed Securities (Cost $9,312)			8,651

SOVEREIGN ISSUES 5.5%
Argentina Government International Bond
2.260% due 12/31/2038	EUR	760	648
7.820% due 12/31/2033		1,760	2,449
22.844% (BADLARPP) due 10/04/2022 ~	ARS	132	11
24.949% (BADLARPP + 2.000%) due 04/03/2022 ~		13,063	667
26.164% (BADLARPP + 3.250%) due 03/01/2020 ~		400	21
27.250% due 06/21/2020 ~		26,749	1,414
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	2	3
Peru Government International Bond
6.350% due 08/12/2028	PEN	600	209
Republic of Greece Government International Bond
3.000% due 02/24/2023	EUR	33	41
3.000% due 02/24/2024		33	41
3.000% due 02/24/2025		33	40
3.000% due 02/24/2026		33	40
3.000% due 02/24/2027		33	39
3.000% due 02/24/2028		33	39
3.000% due 02/24/2029		33	39
3.000% due 02/24/2030		33	38
3.000% due 02/24/2031		33	37
3.000% due 02/24/2032		33	37
3.000% due 02/24/2033		33	37
3.000% due 02/24/2034		33	36
3.000% due 02/24/2035		33	36
3.000% due 02/24/2036		33	36
3.000% due 02/24/2037		33	36
3.000% due 02/24/2038		33	35
3.000% due 02/24/2039		33	36
3.000% due 02/24/2040		33	35
3.000% due 02/24/2041		33	35
3.000% due 02/24/2042		33	35
4.750% due 04/17/2019		100	127
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$50	15
9.250% due 09/15/2027 ^(e)		62	20

Total Sovereign Issues (Cost $5,943)			6,332

	SHARES
COMMON STOCKS 2.7%
CONSUMER DISCRETIONARY 0.8%
Caesars Entertainment Corp. (f)		76,053	856

ENERGY 1.3%
Dommo Energia S.A. «(f)(k)		3,005,978	911
Dommo Energia S.A. SP - ADR «		547	21
Forbes Energy Services Ltd. (f)(k)		5,475	52
Ocean Rig UDW, Inc. (f)		18,303	462

			1,446

FINANCIALS 0.6%
TIG FinCo PLC «(k)		431,831	727

INDUSTRIALS 0.0%
Sierra Hamilton Holder LLC «(k)		100,456	30

UTILITIES 0.0%
Eneva S.A. (f)(k)		2,076	8

Total Common Stocks (Cost $2,226)			3,067

WARRANTS 0.0%
INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «		121,000	40

Total Warrants (Cost $0)			40

PREFERRED SECURITIES 1.7%
INDUSTRIALS 1.7%
Sequa Corp.
9.000% «		2,235	2,011

Total Preferred Securities (Cost $2,235)			2,011

REAL ESTATE INVESTMENT TRUSTS 1.9%
REAL ESTATE 1.9%
VICI Properties, Inc. (k)		121,529	2,226

Total Real Estate Investment Trusts (Cost $1,780)			2,226

SHORT-TERM INSTRUMENTS 13.9%
REPURCHASE AGREEMENTS (l) 13.4%
			15,468

	PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.1%
10.624% due 09/14/2018 (g)(h)	ARS	3,280	157

U.S. TREASURY BILLS 0.4%
1.608% due 04/19/2018 - 04/26/2018 (g)(h)(q)		$394	394

Total Short-Term Instruments (Cost $16,030)			16,019

Total Investments in Securities (Cost $136,543)			140,447

Total Investments 121.4% (Cost $136,543)			$140,447
Financial Derivative Instruments (n)(p) 2.8% (Cost or Premiums, net $19,166)			3,207
Other Assets and Liabilities, net (24.2)%			(27,959)

Net Assets 100.0%			$115,695

Notes to Schedule of Investments:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

¤	The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Contingent convertible security.

(k)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$78	$911	0.79%
Eneva S.A.	12/21/2017	9	8	0.01
Forbes Energy Services Ltd.	03/11/2014 - 12/03/2014	241	52	0.04
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	1,100	1,193	1.03
Sierra Hamilton Holder LLC	07/31/2017	25	30	0.03
TIG FinCo PLC	04/02/2015 - 07/20/2017	579	727	0.63
VICI Properties, Inc.	03/03/2014 - 11/20/2017	1,780	2,226	1.92

		$3,812	$5,147	4.45%

Borrowings and Other Financing Transactions

(l)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	1.900%	03/29/2018	04/02/2018	$13,000	U.S. Treasury Notes 0.875% due 07/15/2018	$(13,266)	$13,000	$13,003
FICC	1.250	03/29/2018	04/02/2018	2,468	U.S. Treasury Notes 3.625% due 08/15/2019	(2,522)	2,468	2,468

Total Repurchase Agreements						$(15,788)	$15,468	$15,471

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	2.600%	02/16/2018	05/16/2018		$(473)	$(475)
	2.752	01/25/2018	04/25/2018		(1,304)	(1,311)
	2.760	01/26/2018	04/26/2018		(541)	(544)
	2.797	01/03/2018	04/03/2018		(335)	(337)
BPS	0.800	03/26/2018	04/26/2018	GBP	(1,542)	(2,164)
	2.675	03/02/2018	06/04/2018		$(477)	(478)
DBL	3.589	03/12/2018	06/12/2018		(3,026)	(3,032)
MSB	3.187	02/05/2018	02/05/2019		(1,110)	(1,116)
NOM	2.500	03/22/2018	04/23/2018		(694)	(695)
RTA	2.833	06/30/2017	06/28/2018		(1,276)	(1,304)
	3.017	01/31/2018	07/31/2018		(1,322)	(1,329)
	3.296	03/08/2018	09/07/2018		(1,333)	(1,336)
	3.519	03/12/2018	09/12/2018		(1,402)	(1,405)
SAL	2.789	02/16/2018	05/16/2018		(584)	(586)
SGY	2.280	04/09/2018	05/08/2018		(517)	(517)
SOG	2.280	02/08/2018	04/02/2018		(1,337)	(1,341)
	2.280	02/08/2018	05/08/2018		(3,628)	(3,640)
	2.280	03/08/2018	04/09/2018		(572)	(573)
UBS	0.750	01/15/2018	04/16/2018	GBP	(2,588)	(3,636)
	1.416	10/27/2017	04/27/2018		(754)	(1,064)
	2.340	01/25/2018	04/25/2018		$(574)	(576)
	2.560	02/28/2018	05/31/2018		(1,561)	(1,565)
	2.580	03/05/2018	06/05/2018		(1,126)	(1,129)
	2.896	01/05/2018	04/05/2018		(3,476)	(3,500)

Total Reverse Repurchase Agreements						$(33,653)

(m)	Securities with an aggregate market value of $38,627 have been pledged as collateral under the terms of master agreements as of March 31, 2018.

(1)	Includes accrued interest.
(2)	The average amount of borrowings outstanding during the period ended March 31, 2018 was $(40,693) at a weighted average interest rate of 2.282%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(n)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Purchased Options:

Options on Exchange-Traded Futures Contracts

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME S&P 500 April 2018 Futures	$ 2,615.000	04/20/2018	82	$21	$308	$722

Total Purchased Options					$308	$722

Written Options:

Options on Exchange-Traded Futures Contracts

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CME S&P 500 April 2018 Futures	$ 2,750.000	04/20/2018	82	$21	$(881)	$(160)

Total Written Options					$(881)	$(160)

Futures Contracts:

Long Futures Contracts

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
E-mini S&P 500 Index June Futures	06/2018	45	$5,947	$(252)	$80	$0
S&P 500 Index June Futures	06/2018	77	50,878	(2,144)	681	0

Total Futures Contracts				$(2,396)	$761	$0

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2018 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	8.984%	$1,910	$(77)	$(66)	$(143)	$0	$(1)

Interest Rate Swaps

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	1-Year BRL-CDI	12.055%	Maturity	01/04/2021	BRL	3,600	$33	$63	$96	$2	$0
Receive	3-Month CAD Bank Bill	3.500	Semi-Annual	06/20/2044	CAD	1,600	(285)	62	(223)	0	(11)
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024		4,900	369	(151)	218	13	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/19/2023	$	320,900	13,077	(10,347)	2,730	231	0
Receive (4)	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		21,500	772	(26)	746	0	(16)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/18/2024		19,700	1,187	(736)	451	21	0
Receive (4)	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		218,300	5,451	5,573	11,024	0	(487)
Receive (4)	6-Month EUR-EURIBOR	1.000	Annual	06/20/2028	EUR	300	0	1	1	0	0
Receive (4)	6-Month EUR-EURIBOR	1.250	Annual	09/19/2028		2,200	(31)	(17)	(48)	0	(3)
Receive (4)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028	GBP	4,062	94	(68)	26	0	(21)

							$20,667	$(5,646)	$15,021	$267	$(538)

Total Swap Agreements							$20,590	$(5,712)	$14,878	$267	$(539)

(o)	Securities with an aggregate market value of $537 and cash of $4,492 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2018.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	This instrument has a forward starting effective date.

(p)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	05/2018		$16	ARS	298	$0	$(1)
BPS	04/2018	BRL	375		$113	0	(1)
	04/2018		$115	BRL	375	0	(2)
	05/2018	BRL	375		$115	2	0
	05/2018	PEN	695		213	0	(2)
	05/2018		$47	ARS	895	0	(3)
CBK	04/2018	EUR	219		$270	1	0
	04/2018	GBP	5,256		7,392	18	0
	05/2018		$82	RUB	4,693	0	0
DUB	04/2018		494		28,083	0	(5)
FBF	05/2018		518		29,319	0	(9)
GLM	04/2018	EUR	5,301		$6,555	32	0
	05/2018	BRL	340		103	0	0
	05/2018	JPY	5,594		52	0	(1)
HUS	04/2018	RUB	28,083		492	3	0
	04/2018		$7,473	GBP	5,256	0	(99)
	04/2018		492	RUB	28,083	0	(3)
	05/2018	GBP	5,256		$7,482	99	0
	05/2018		$88	RUB	5,104	0	0
JPM	04/2018	BRL	375		$115	1	0
	04/2018		$113	BRL	375	1	0
	05/2018	JPY	12,600		$119	0	0
MSB	05/2018	ARS	12,279		586	0	(9)
	05/2018		$26	ARS	496	0	(2)
SCX	06/2018		28	RUB	1,607	0	0
UAG	04/2018		6,837	EUR	5,520	0	(45)
	05/2018	EUR	5,520		$6,851	45	0

Total Forward Foreign Currency Contracts						$202	$(182)

Swap Agreements:

Credit Default Swaps on Asset-Backed Securities - Sell Protection (1)

								Swap Agreements, at Value (3)
Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Long Beach Mortgage Loan Trust	6.250%	Monthly	07/25/2033	$140	$0	$12	$12	$0

Credit Default Swaps on Credit Indices - Sell Protection (1)

								Swap Agreements, at Value (3)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
DUB	CMBX.NA.BBB-.8 Index	3.000%	Monthly	10/17/2057	$400	$(46)	$(15)	$0	$(61)
FBF	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	100	(16)	1	0	(15)
GST	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	2,462	(490)	343	0	(147)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037	1,423	(276)	46	0	(230)
	CMBX.NA.A.6 Index	2.000	Monthly	05/11/2063	500	(25)	3	0	(22)
	CMBX.NA.BB.6 Index	5.000	Monthly	05/11/2063	100	(14)	(10)	0	(24)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	100	(6)	(9)	0	(15)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	100	(5)	(6)	0	(11)
MYC	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	700	(41)	(62)	0	(103)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	300	(13)	(22)	0	(35)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	100	(11)	(4)	0	(15)

						$(943)	$265	$0	$(678)

Interest Rate Swaps

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
GLM	Pay	3-Month USD-LIBOR	3.088%	Semi-Annual	06/20/2023	$75,000	$8	$85	$93	$0
MYC	Pay	3-Month USD-LIBOR	2.860	Semi-Annual	04/26/2023	50,000	84	23	107	0

							$92	$108	$200	$0

Total Return Swaps on Equity Indices

										Swap Agreements, at Value
Counterparty	Pay/Receive (4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
CBK	Receive	NDDUEAFE Index	1,113	3-Month USD-LIBOR plus a specified spread	Quarterly	05/09/2018	$6,823	$0	$(167)	$0	$(167)
FBF	Receive	NDDUEAFE Index	8,666	3-Month USD-LIBOR plus a specified spread	Maturity	07/11/2018	49,112	0	2,769	2,769	0

								$0	$2,602	$2,769	$(167)

Total Swap Agreements								$(851)	$2,987	$2,981	$(845)

(q)	Securities with an aggregate market value of $855 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2018.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of March 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,995	$0	$1,995
Corporate Bonds & Notes
Banking & Finance	0	21,431	2,073	23,504
Industrials	0	18,444	97	18,541
Utilities	0	3,682	0	3,682
Convertible Bonds & Notes
Industrials	0	579	0	579
Municipal Bonds & Notes
Illinois	0	170	0	170
West Virginia	0	2,173	0	2,173
U.S. Government Agencies	0	5,442	0	5,442
U.S. Treasury Obligations	0	998	0	998
Non-Agency Mortgage-Backed Securities	0	44,613	404	45,017
Asset-Backed Securities	0	8,651	0	8,651
Sovereign Issues	0	6,332	0	6,332
Common Stocks
Consumer Discretionary	856	0	0	856
Energy	514	0	932	1,446
Financials	0	0	727	727
Industrials	0	0	30	30
Utilities	8	0	0	8
Warrants
Industrials	0	0	40	40
Preferred Securities
Industrials	0	0	2,011	2,011
Real Estate Investment Trusts
Real Estate	2,226	0	0	2,226
Short-Term Instruments
Repurchase Agreements	0	15,468	0	15,468
Argentina Treasury Bills	0	157	0	157
U.S. Treasury Bills	0	394	0	394

Total Investments	$3,604	$130,529	$6,314	$140,447

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	761	989	0	1,750
Over the counter	0	3,183	0	3,183
	$761	$4,172	$0	$4,933

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(699)	0	(699)
Over the counter	0	(1,027)	0	(1,027)

	$0	$(1,726)	$0	$(1,726)

Total Financial Derivative Instruments	$761	$2,446	$0	$3,207

Totals	$4,365	$132,975	$6,314	$143,654

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2018:

Category and Subcategory	Beginning Balance at 06/30/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2018 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$103	$4	$(20)	$1	$(93)	$77	$0	$(72)	$0	$0
Corporate Bonds & Notes
Banking & Finance	2,068	0	0	3	0	2	0	0	2,073	2
Industrials	0	98	0	0	0	(1)	0	0	97	(1)
Utilities	22	0	(31)	0	(69)	78	0	0	0	0
Non-Agency Mortgage-Backed Securities	788	27	(69)	4	18	(43)	0	(321)	404	(33)
Common Stocks
Energy	0	79	0	0	0	853	0	0	932	853
Financials	154	403	0	0	0	170	0	0	727	170
Industrials	0	25	0	0	0	5	0	0	30	5
Warrants
Industrials	57	0	0	0	0	(17)	0	0	40	(17)
Preferred Securities
Industrials	2,180	0	0	0	0	(169)	0	0	2,011	(169)

Totals	$5,372	$636	$(120)	$8	$(144)	$955	$0	$(393)	$6,314	$810

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$1,193	Reference Instrument	OAS Spread	490.400 bps
	880	Reference Instrument	Spread Movement	318.000 bps
Industrials	97	Reference Instrument	Yield	9.773
Non-Agency Mortgage-Backed Securities	404	Proxy Pricing	Base Price	4.700 - 100.250
Common Stocks
Energy	932	Other Valuation Techniques (2)	—	—
Financials	727	Discounted Cash flow	Discounted Rate	$1.200
Industrials	30	Other Valuation Techniques (2)	—	—
Warrants
Industrials	40	Other Valuation Techniques (2)	—	—
Preferred Securities
Industrials	2,011	Indicative Market Quotation	Broker Quote	$900.000

Total	$6,314

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Manager’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2018, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	RTA	Bank of New York Mellon Corp.
BOA	Bank of America N.A.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SGY	Societe Generale, New York
DBL	Deutsche Bank AG London	MSB	Morgan Stanley Bank, N.A	SOG	Societe Generale
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	NOM	Nomura Securities International Inc.	UBS	UBS Securities LLC
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol
BRL	Brazilian Real	GBP	British Pound	RUB	Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	CMBX	Commercial Mortgage-Backed Index	S&P 500	Standard & Poor’s 500 Index
ABX.HE	Asset-Backed Securities Index - Home Equity	LIBOR01M	1 Month USD-LIBOR	US0001M	1 Month USD Swap Rate
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	NDDUEAFE	MSCI EAFE Index	US0012M	12 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	DAC	Designated Activity Company	SP - ADR	Sponsored American Depositary Receipt
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
CDO	Collateralized Debt Obligation

Item 2. Controls and Procedures

(a)	The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Global StocksPlus® & Income Fund

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date: May 29, 2018

By:	/s/ Trent W. Walker

Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: May 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date: May 29, 2018

By:	/s/ Trent W. Walker

Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: May 29, 2018